EXHIBIT 23


                  Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the use of our reports dated November 24, 1998 included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 2-75943, Registration Statement File No. 33-46465 and Registration Statement File No. 33-47109.


                                          /s/  ARTHUR ANDERSEN  LLP


Greensboro, North Carolina,
December 23, 1998.